Exhibit 10.21

AMENDMENT NO. 9 TO FORBEARANCE AGREEMENT

This Amendment No. 9 to Forbearance Agreement (“Amendment”) dated effective March __31__, 2017 is by and between ZYNEX, INC., a Nevada corporation, ZYNEX MEDICAL, INC., a Colorado corporation, ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation, ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation, ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company, and PHARMAZY, INC., a Colorado corporation (collectively, and jointly and severally, “Borrower”), and TBK BANK, SSB (“Lender”).

RECITALS

A. The parties entered into a Forbearance Agreement dated December 17, 2014, as amended by Amendment No. 1 to Forbearance Agreement dated March 27, 2015, Amendment No. 2 to Forbearance Agreement dated June 30, 2015, Amendment No. 3 to Forbearance Agreement dated September 30, 2015, Amendment No. 4 to Forbearance Agreement dated December 15, 2015, Amendment No. 5 to Forbearance Agreement dated March 28, 2016, Amendment No. 6 to Forbearance Agreement dated June 30, 2016, Amendment No. 7 to Forbearance Agreement dated September 29, 2016, and Amendment No. 8 to Forbearance Agreement dated December 16, 2016 (the “Forbearance Agreement”).

B. The parties desire to amend the Forbearance Agreement to extend the Forbearance Period, and to evidence certain additional continuing covenants related to such extension.

AGREEMENT

1. Amendment. Section 4.1(i) of the Forbearance Agreement is amended to read as follows: “11:59 pm Portland, Oregon time on June 30, 2017.”

2. Continuing Condition. The continued effectiveness of the extension of the Forbearance Period is conditional upon Borrower maintaining an order backlog no longer than seven (7) days. Upon Lender’s request, Borrower will provide Lender with information regarding shipment of products and the interval between order date and shipment, and shall provide Lender with evidence of Borrower’s continuous compliance with this condition.

3. Principal Reduction Payments. The principal reduction payment covenant set forth in Section 3(a) of Amendment No. 4 to Forbearance Agreement is modified to require monthly principal reduction payments of at least $100,000, effective as of the date of this Amendment.

4. Reduction in Facility Limit. The Facility Limit set forth in that certain Loan and Security Agreement dated December 19, 2011, as amended (the “Loan and Security Agreement”) is reduced from $5,000,000 to $2,500,000, effective as of the date of this Amendment.

5. Additional Covenant. Borrower reaffirms, agrees, and covenants that Lender shall have the right at any time or times in Lender’s sole discretion to have Lender personnel or independent accountants or consultants engaged by Lender visit the properties of Borrower, inspect the Collateral and the other assets of Borrower, and discuss Borrower’s business, financial condition, results of operations, and business prospects with Borrower’s principal officers and independent accountants and other professionals providing services to Borrower. Borrower agrees and covenants that Borrower shall cooperate, and shall cause its employees, agents and service providers to cooperate in such activities.

AMENDMENT NO. 9 TO FORBEARANCE AGREEMENT PDX\127629\204764\DLH\20309214.1

6. Refinance Fee. Upon retirement of the Obligations in connection with a refinancing transaction prior to the termination of the Forbearance Period, Borrower will pay to Lender a Refinance Fee in the amount of $50,000 contemporaneously with the closing of the refinancing transaction. The payment of the Refinance Fee and the repayment of all Obligations to Lender are conditions precedent to the release of Lender’s security interest in all assets of Borrower. For the purposes of this Amendment, “Obligations” shall have the meaning given such term in the Loan and Security Agreement.

7. Other Provisions. Except as specifically provided herein, all terms and conditions of the Forbearance Agreement shall remain in full force and effect, without waiver or modification. All terms defined in the Forbearance Agreement shall have the same meaning when used in this Amendment. This Amendment and the Forbearance Agreement shall be read together, as one document.

8. Signatures. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Amendment.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY A LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

[signature page follows]AMENDMENT NO. 9 TO FORBEARANCE AGREEMENT Signature Page

Dated effective as of the date first written above. BORROWER:	LENDER:
ZYNEX, INC., a Nevada corporation	TBK BANK, SSB
By:	By:
Name:	Name: Jonathan Kott
Title:	Title: SVP, Portfolio Manager
ZYNEX MEDICAL, INC., a Colorado corporation
By:
Name:
Title:
ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation
By:
Name:
Title:
ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation
By:
Name:
Title:
ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company
By:
Name:
Title: